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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    [LOGO OF MARLIN BUSINESS SERVICES CORP.]

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2005

                         MARLIN BUSINESS SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                      000-50448              38-3686388
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(State or other jurisdiction             (Commission          (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

            300 Fellowship Road, Mount Laurel, NJ                   08054
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          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (888) 479-9111


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Form 8-K is a replacement for the Form 8-K furnished to the Securities and Exchange Commission on August 4, 2005. The press release attached as Exhibit
99.1 to this Form 8-K contains a corrected quotation by the Registrant's Chairman and CEO. There were no other changes.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1   Press Release issued by Marlin Business Services Corp. on August 4, 2005.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MARLIN BUSINESS SERVICES CORP.
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                                                  (Registrant)

Date : August 8, 2005                             /s/ DANIEL P. DYER
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                                                  Daniel P. Dyer
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS

99.1   Press Release issued by Marlin Business Services Corp. on August 4, 2005.